Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

CrossingBridge Ultra-Short Duration Fund (the “Ultra-Short Duration Fund”)
CrossingBridge Responsible Credit Fund (the “Responsible Credit Fund”)
RiverPark Strategic Income Fund (the “Strategic Income Fund”)
(together, the “Funds”)
Each, a series of Trust for Professional Managers

Supplement dated March 7, 2024 to the
Prospectus dated January 28, 2024, as supplemented

Effective March 7, 2024, this supplement makes the following amendments to disclosures in the Funds’ Prospectus:

The fourth paragraph on page 47 in the section “Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings - CrossingBridge Ultra-Short Duration Fund - Principal Investment Strategies” is replaced with the following:

“Bank Loans. The Ultra-Short Duration Fund may invest up to 35% of its net assets in bank loans. Bank loans generally take longer to settle than other domestic fixed income securities.”

The first paragraph on page 52 in the section “Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings - CrossingBridge Responsible Credit Fund - Principal Investment Strategies” is replaced with the following:

“Bank Loans. The Responsible Credit Fund may invest up to 35% of its net assets in bank loans. Bank loans generally take longer to settle than other domestic fixed income securities.”

The fifth paragraph on page 54 in the section “Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings - RiverPark Strategic Income Fund - Principal Investment Strategies” is replaced with the following:

“Bank Loans. The Strategic Income Fund Fund may invest up to 35% of its net assets in bank loans. Bank loans generally take longer to settle than other domestic fixed income securities.”

Please retain this supplement with your Prospectus.